Southern Cross WEX 2015-1 Trust General Security Agreement
Dated 28 April 2015
Perpetual Corporate Trust Limited (ABN 99 000 341 533) (“Grantor”)
P.T. Limited (ABN 67 004 454 666) (“Secured Party”)

King & Wood Mallesons
Level 61
Governor Phillip Tower
1 Farrer Place
Sydney NSW 2000
Australia
T +61 2 9296 2000
F +61 2 9296 3999
DX 113 Sydney
www.kwm.com
Ref: PS/JK/AH

Details1
General terms2

1Interpretation    2
1.1Terms defined in Security Trust Deed    2
1.2Definitions    2
1.3Other interpretation provisions    7
1.4Designation    7
1.5Variations and replacements    7

Part 2 Standard Terms8
2Grantor must pay the Secured Money    8
3Security    8
3.1Security Interest    8
3.2Consideration    8
3.3Secured Money    8
3.4Limited recourse    8
3.5Limitation of liability of Secured Party    8

4Dealings - such as selling or granting other Encumbrances    8
4.1Restricted dealings    8
4.2Permitted dealings    9
4.3Revolving Assets    9
4.4Conversion to Revolving Assets    9
4.5Where the law allows for creation of Encumbrance without consent    9

5Other Encumbrances    10
5.1Priority agreement    10
5.2Amount secured by other Encumbrance    10
5.3Obligations under other Encumbrance    10
5.4Secured Party may rely on third party certificates    10

6Bank Account    10
6.1Opening of Bank Accounts    10
6.2Operation of Bank Accounts    10
6.3Notice to Depositee after an Event of Default    10

7GST    11
8Application of payments    11
8.1Application of money    11
8.2Suspense account    12
8.3Credit from date of receipt    12

9Default    12
9.1Grantor to ensure no Event of Default    12
9.2Secured Party’s powers on default    12
9.3Order of enforcement    12

10Exclusion of time periods    13
10.1No notice required unless mandatory    13
10.2Mandatory notice period    13

11Receivers    13
11.1Terms of appointment of Receiver    13
11.2More than one Receiver    13
11.3Receiver is Grantor’s agent    13
11.4Receiver’s powers    14

12Disposal of the Collateral is final    14
13Power of attorney    14
13.1Appointment    14
13.2Powers    14

14Reinstatement of rights    15
15Statutory powers and notices    15
15.1Exclusion of PPSA provisions    15
15.2Exercise of rights by Secured Party    15
15.3No notice required unless mandatory    16

16General    16
16.1Counterparts    16
16.2Governing law and jurisdiction    16
16.3Serving documents    16
16.4Directions of Manager    16
16.5Confidentiality    17
Signing page18

Details

Parties	Grantor and Secured Party
Grantor	Name	Perpetual Corporate Trust Limited in its capacity as trustee of the Southern Cross WEX 2015-1 Trust
	ABN	99 000 341 533
	Address	Level 12 Angel Place 123 Pitt Street Sydney NSW 2000
	Telephone	61 2 9229 9000
	Email	SecuritisationOps@perpetual.com.au
	Attention	Manager, Transaction Management, Capital Markets Fiduciary Services
Secured Party	Name	P.T. Limited in its capacity as trustee of the Southern Cross WEX 2015-1 Security Trust
	ABN	67 004 454 666
	Address	Level 12 Angel Place 123 Pitt Street Sydney NSW 2000
	Telephone	61 2 9229 9000
	Email	SecuritisationOps@perpetual.com.au
	Attention	Manager, Transaction Management, Capital Markets Fiduciary Services
Date of document	See Signing page

General terms

1	Interpretation

1.1	Terms defined in Security Trust Deed
A term which has a defined meaning in the Security Trust Deed has the same meaning when used in this document unless it is expressly defined in this document, in which case the meaning in this document applies.

1.2	Definitions
These meanings apply unless the contrary intention appears:
Attorney means each attorney appointed by the Grantor under clause 13 (“Power of attorney”).
Class A Facility Deed means the deed entitled “Southern Cross WEX 2015-1 Trust Class A Facility Deed” dated on or about the date of this document between the Grantor and certain other parties.
Class A Facility Provider has the meaning given to that term under the Class A Facility Deed and includes the holder of a Class A Note.
Class A Note has the meaning given to that term under the Class A Facility Deed.
Class B Facility Deed means the deed entitled “Southern Cross WEX 2015-1 Trust Class B Facility Deed” dated on or about the date of this document between the Grantor and certain other parties.
Class B Facility Provider has the meaning given to that term under the Class B Facility Deed and includes the holder of a Class B Note.
Class B Note has the meaning given to that term under the Class B Facility Deed.
Collateral means the Trust Assets.
Collections Account means the account opened with the Depositee in the name of the Grantor and designated by the Grantor as the collections account for the Trust.
Control Event means:

(a)	in respect of any Collateral that is, or would have been, a Revolving Asset:

(i)	the Grantor breaches, or attempts to breach, clause 4.1 (“Restricted dealings”) in respect of the Collateral or takes any step which would result in it doing so; or

(ii)	a person takes a step (including signing a notice or direction) which may result in Taxes, or an amount owing to an authority, ranking ahead of this security; or

(iii)	the Secured Party gives a notice to the Grantor that the Collateral is not a Revolving Asset. (However, the Secured Party may only give a notice if an Event of Default is continuing); or

(b)	in respect of all Collateral that is or would have been a Revolving Asset:

(i)	a voluntary administrator, liquidator or provisional liquidator is appointed in respect of the Grantor or the winding up of the Grantor begins; or

(ii)	a Controller is appointed to any of the Grantor’s property; or

(iii)	something having a substantially similar effect to paragraph (i) or (ii) happens under any law.
Corporations Act means the Corporations Act 2001 (Cwlth).
Depositee means the financial institution at which the Collections Account is opened.
Details means the section of this document headed “Details”.
Encumbrance means any:

(a)
security for the payment of money or performance of obligations, including a mortgage, charge, lien, pledge, trust, power or title retention or flawed deposit arrangement and any “security interest” as defined in sections 12(1) or (2) of the PPSA; or

(b)	right, interest or arrangement which has the effect of giving another person a preference, priority or advantage over creditors including any right of set-off; or

(c)
right that a person (other than the owner) has to remove something from land (known as a profit à prendre), easement, public right of way, restrictive or positive covenant, lease, or licence to use or occupy; or

(d)	third party right or interest or any right arising as a consequence of the enforcement of a judgment, or any agreement to create any of them or allow them to exist.
Grantor means the person so described in the Details.
GST Act means A New Tax System (Goods and Services Tax) Act 1999 (Cwlth).
Guarantee means the deed entitled “Southern Cross WEX 2015-1 Trust - Guarantee and Indemnity” dated on or about the date of this document between the Grantor and the Guarantor.
Guarantor means WEX Inc.
Manager means The Bank of Tokyo-Mitsubishi UFJ, Ltd..
Nominated Signatory means a person nominated by the Secured Party as a signatory to the Collections Account.
Permitted Disposal means any disposal permitted by the Transaction Documents.
PPSA means the Personal Property Securities Act 2009 (Cwlth).
Principal Seller means WEX Australia Pty Ltd (ABN 68 005 970 570).
Purchased Receivable has the meaning given to that term in the Receivables Acquisition and Servicing Agreement.
Purchased Related Securities has the meaning given to that term in the Receivables Acquisition and Servicing Agreement.
Receivables Acquisition and Servicing Agreement means the document entitled “Southern Cross WEX 2015-1 Trust - Receivables Acquisition and Servicing Agreement” dated on or about the date of this document between the Principal Seller, each Seller, the Servicer, the Manager, the Grantor and the Class A Facility Provider.
Receiver includes a receiver or receiver and manager.
Revolving Asset means any Collateral:

(a)	which is:

(i)	inventory;

(ii)	a negotiable instrument;

(iii)	book debts; or

(iv)	money (including money withdrawn or transferred to a third party from an account of the Grantor with a bank or other financial institution), but excluding the Purchased Receivables and Purchased Related Securities; and

(b)	in relation to which no Control Event has occurred, subject to clause 4.4 (“Conversion to Revolving Assets”).
Secured Creditor means, in respect of the Trust:

(a)	the Secured Party (for its own account);

(b)	the Manager;

(c)	each Noteholder of the Trust;

(d)	the Class A Facility Provider;

(e)	the Class B Facility Provider; and

(f)	any other person so described in the Supplementary Terms Notice.
Secured Money means all amounts that, at any time, for any reason or circumstance in connection with the Transaction Documents (including any transaction in connection with them), whether at law or otherwise, and whether or not of a type within the contemplation of the parties at the date of this document:

(a)	are payable, are owing but not currently payable, are contingently owing, or remain unpaid, by the Grantor to any Secured Creditor of the Trust; or

(b)	any Secured Creditor of the Trust has advanced or paid on the Grantor’s behalf or at the Grantor’s express or implied request; or

(c)
any Secured Creditor of the Trust is liable to pay by reason of any act or omission on the Grantor’s part, or that any Secured Creditor of the Trust has paid or advanced in protecting or maintaining the Collateral or any security interest in this document following an act or omission on the Grantor’s part; or

(d)	are reasonably foreseeable as likely, after that time, to fall within any of the above paragraphs.
This definition applies:

(i)	irrespective of the capacity in which the Grantor or the Secured Creditor of the Trust became entitled to, or liable in respect of, the amount concerned;

(ii)	whether the Grantor or the Secured Creditor of the Trust is liable as principal debtor, as surety, or otherwise;

(iii)	whether the Grantor is liable alone, or together with another person;

(iv)	even if the Grantor owes an amount or obligation to the Secured Creditor of the Trust because it was assigned to the Secured Creditor, whether or not:

(A)	the assignment was before, at the same time as, or after the date of this document; or

(B)	the Grantor consented to or was aware of the assignment; or

(C)	the assigned obligation was secured before the assignment;

(v)	even if this document was assigned to the Secured Creditor of the Trust, whether or not:

(A)	the Grantor consented to or was aware of the assignment; or

(B)	any of the Secured Money was previously unsecured; or

(vi)	whether or not it has a right of indemnity from the Trust Assets of the Trust.
Secured Party means the person so described in the Details.
Security means this document, each other present or future Encumbrance created or entered into as security for the payment of the Secured Money in favour of the Secured Party and each other document which the Grantor and the Secured Party agree is a Security for the purposes of the Security Trust.
Security Trust Deed means the document entitled “Southern Cross Trust Security Trust Deed” dated 14 September 2006 between the Grantor, the Manager and the Secured Party.
Seller means each of WEX Australia Pty Ltd (ABN 68 005 970 570) and WEX Fuel Cards Australia Ltd (ABN 33 008 962 132).
Servicer means WEX Australia Pty Ltd (ABN 68 005 970 570).
Supplementary Terms Notice means the document titled “Southern Cross WEX 2015-1 Trust Supplementary Terms Notice” dated on or about the date of this document between the Class A Facility Provider, the Class B Facility Provider, the Grantor, the Secured Party, the Manager, the Principal Seller, each Seller and the Servicer.
Title Perfection Event has the meaning given to that term in the Receivables Acquisition and Servicing Agreement.
Transaction Documents means, in respect of the Trust:

(a)	the Notice of Creation of Trust and Security Trust;

(b)	the Master Trust Deed;

(c)	the Security Trust Deed;

(d)	the Management Deed;

(e)	this document;

(f)	the Receivables Acquisition and Servicing Agreement and any Sale Notice for the Trust;

(g)	the Guarantee;

(h)	the Class A Facility Deed;

(i)	the Class B Facility Deed; and

(j)	the Supplementary Terms Notice.
Trust refers to the Southern Cross WEX 2015-1 Trust.
Voting Secured Creditor means:

(a)
for so long as the Secured Money owing to the Class A Facility Provider is greater than zero or the Class A Facility Provider has any obligation to make any subscription in respect of the Class A Notes under the Class A Facility Deed, the Class A Facility Provider; and

(b)
subject to paragraph (c), if the Secured Money owing to the Class A Facility Provider is zero and the Class A Facility Provider does not have any obligation to make any subscriptions in respect of the Class A Notes under the Class A Facility Deed, the Class B Facility Provider; and

(c)
if the Secured Money owing to the Class A Facility Provider and the Class B Facility Provider is reduced to zero and the Class A Facility Provider and the Class B Facility Provider do not have any obligation to make any subscriptions in respect of the Class A Notes or Class B Notes under the Class A Facility Deed and the Class B Facility Deed, the remaining Secured Creditors.

1.3	Other interpretation provisions
Clauses 25.2 (“References to certain general terms”) to 25.4 (“Headings”) (inclusive) of the Security Trust Deed apply to this document as if they were fully set out in this document. Unless the contrary intention appears in this document, a reference to “this security” means the security interests created by this document.

1.4	Designation
This document is the “General Security Agreement” for the Trust.

1.5	Variations and replacements
The Grantor acknowledges that the Transaction Documents for the Trust may be varied or replaced from time to time.
The Grantor confirms that the Secured Money includes any amount payable under any Transaction Document for the Trust as varied or replaced. The Grantor confirms that this applies regardless of:

(a)	how the Transaction Document is varied or replaced; and

(b)	the reasons for the variation or replacement; and

(c)	whether the Secured Money decreases or increases or the Transaction Document is otherwise more onerous as a result of the variation or replacement.
Part 2 Standard Terms

2	Grantor must pay the Secured Money
The Grantor agrees to pay the Secured Money in accordance with the terms of the Transaction Documents.

3	Security

3.1	Security Interest
The Grantor grants a security interest in the Collateral to the Secured Party for the purpose of securing payment of the Secured Money. This security interest is a charge. If for any reason it is necessary to determine the nature of this charge, it is a floating charge over Revolving Assets and a fixed charge over all other Collateral.
The Grantor does this as trustee of the Trust.

3.2	Consideration
The Grantor acknowledges granting this security interest and incurring obligations and giving rights under this document for valuable consideration.

3.3	Secured Money
The Grantor agrees to pay the Secured Money in accordance with the terms of the Transaction Documents for the Trust.

3.4	Limited recourse
Clause 17 (“Indemnity and limitation of liability”) of the Master Trust Deed applies to this document as if it was fully set out in this document except that any reference to the “Trustee” is interpreted as a reference to the “Grantor” and any reference to “a Trust” is a reference to “the Trust”.

3.5	Limitation of liability of Secured Party
Clause 7 (“Secured Party indemnity and limitation of liability”) of the Security Trust Deed applies to this document as if it was fully set out in this document except that any reference to the “Secured Party” is interpreted as a reference to the “Secured Party”.

4	Dealings - such as selling or granting other Encumbrances

4.1	Restricted dealings
Unless the Grantor is expressly permitted to do so under the Transaction Documents for the Trust or the Secured Party (at the direction, by Extraordinary Resolution, of the Voting Secured Creditors) consents, the Grantor may not, and may not agree, attempt or take any step to, do any of the following:

(a)	create or allow another interest in any Collateral other than any Permitted Encumbrance; or

(b)	dispose, or part with possession, of any Collateral, other than any Permitted Disposal.

4.1	Permitted dealings
The Grantor may do any of the following in the ordinary course of the Grantor’s ordinary business unless it is prohibited from doing so by another provision in a Transaction Document:

(c)	create or allow another interest in, or dispose or part with possession of, any Collateral which is a Revolving Asset; or

(d)	withdraw or transfer money from an account with a bank or other financial institution.

4.2	Revolving Assets
If a Control Event occurs in respect of any Collateral then automatically:

(a)	that Collateral is not (and immediately ceases to be) a Revolving Asset; and

(b)	any floating charge over that Collateral immediately operates as a fixed charge; and

(c)	the Grantor may no longer deal with the Collateral under clause 4.2 (“Permitted dealings”).

4.3	Conversion to Revolving Assets
If any Collateral is not, or ceases to be, a Revolving Asset, and becomes subject to a fixed charge or transfer under this clause, the Secured Party may (at the direction of an Extraordinary Resolution of Voting Secured Creditors) give the Grantor a notice stating that, from a date specified in the notice, the Collateral specified in the notice is a Revolving Asset, or becomes subject to a floating charge or is transferred back to the Grantor. This may occur any number of times.

4.4	Where the law allows for creation of Encumbrance without consent
If a law entitles the Grantor to create another Encumbrance over the Collateral without the consent of the Secured Party, this clause 4 (“Dealings – such as selling or granting other Encumbrances”) does not operate to require the Grantor to obtain the Secured Party’s consent before creating that other Encumbrance. However:

(a)	if the Grantor intends to create another Encumbrance, it agrees to notify the Secured Party at least seven days before it proposes to do so; and

(b)
if the Secured Party requests an agreement under clause 5.1 (“Priority agreement”) and the Grantor has not complied with that request by the time the Encumbrance is created, financial accommodation need not be made available under any Transaction Document.

This is without prejudice to any other rights the Secured Party may have under the Transaction Documents.

5	Other Encumbrances

5.1	Priority agreement
If the Secured Party asks, the Grantor agrees to obtain an agreement acceptable to the Secured Party regulating priority between this security interest and any other Encumbrance over the Collateral.

5.2	Amount secured by other Encumbrance
The Grantor agrees to ensure that the amount secured under any Encumbrance (other than any Permitted Encumbrance) over the Collateral is not increased without the Secured Party’s consent.

5.3	Obligations under other Encumbrance
The Grantor agrees to comply with all obligations under any other Encumbrance over the Collateral.

5.4	Secured Party may rely on third party certificates
The Secured Party may rely on a certificate from any other person with an Encumbrance over the Collateral as to the amount that is owed to that other person.

6	Bank Account

6.1	Opening of Bank Accounts
The Grantor agrees:

(a)	promptly after execution of this document, and at the direction of the Manager, to open the Collections Account, if it has not already been opened; and

(b)
the signatories to the Collections Account are to comprise the Nominated Signatories, and the persons nominated by the Grantor (which may include the Grantor). Subject to clause 6.2 (“Operation of Bank Accounts”) and clause 6.3 (“Notice to Depositee after an Event of Default”), the Collections Account may be operated by two signatories nominated by the Grantor only, without any requirement for signature by a Nominated Signatory. The Secured Party agrees that each Nominated Signatory will be removed when there is no longer any Secured Money.

6.2	Operation of Bank Accounts
The Grantor agrees that, if an Event of Default occurs:

(c)	the Collections Account may only be operated by two signatories, being two Nominated Signatories, without any requirement for signature by, or for, the Grantor; and

(d)	the Secured Party may notify the Grantor that the Grantor is prohibited from making any withdrawals from the Collections Account.

6.3	Notice to Depositee after an Event of Default
If an Event of Default has occurred, the Secured Party may give notice to the Depositee that the Collections Account may be operated by the signature only of two Nominated Signatories without any requirement for a signature by, or for, the Grantor. If this notice is given, the Grantor agrees that the Depositee:

(a)	need not enquire whether the Secured Party is in fact entitled to give such a notice; and

(b)	is directed by the Grantor to act in accordance with the notice without reference to the Grantor.
The Grantor acknowledges that any direction given under this clause cannot be revoked or varied by the Grantor except with the consent of the Secured Party.

7	GST

(e)	Unless expressly stated otherwise in this document, all amounts payable or consideration to be provided under this document are exclusive of GST.

(f)
If GST is payable on any supply made under this document, for which the consideration is not expressly stated to include GST, the recipient agrees to pay to the supplier an additional amount equal to the GST at the same time that the consideration for the supply, or the first part of the consideration for the supply (as the case may be), is to be provided. However:

(i)	the recipient need not pay the additional amount until the supplier gives the recipient a tax invoice or an adjustment note; and

(ii)
if an adjustment event arises in respect of the supply, the additional amount must be adjusted to reflect the adjustment event and the recipient or the supplier (as the case may be) must make any payments necessary to reflect the adjustment; and

(iii)	this clause 7 (“GST”) does not apply to the extent that the GST on the supply is payable by the recipient under Division 84 of the GST Act.

(g)
If a party is required under this document to indemnify another party or pay or reimburse Costs of another party, the party agrees to pay the relevant amount less any input tax credits to which the other party (or to which the representative member for a GST group of which the other party is a member) is entitled.

(h)	A term which has a defined meaning in the GST Law has the same meaning used in this clause 7 (“GST”). GST Law has the same meaning it has in the GST Act.

8	Application of payments

8.1	Application of money
The Secured Party must apply money it receives under this document towards paying the Secured Money in accordance with the order of priority specified in the Security Trust Deed.

8.2	Suspense account
The Secured Party may place in a suspense account any payment it receives from the Grantor for as long as it considers prudent and need not apply it towards satisfying the Secured Money.

8.3	Credit from date of receipt
The Grantor is only credited with money from the date the Secured Party or the person to whom it has directed payment actually receives it (including, where the Secured Party has appointed a Receiver, the date the Receiver pays money to the Secured Party or the person to whom it has directed payment).

9	Default

9.1	Grantor to ensure no Event of Default
The Grantor agrees to ensure that there is no Event of Default in respect of the Trust. The Grantor is not liable in damages for breach of this clause 9.1 (“Grantor to ensure no Event of Default”) (including where the breach is also a breach of another clause and such breach will not of itself constitute fraud, negligence, or wilful default of the Grantor). However, if the Grantor breaches this clause 9.1 (“Grantor to ensure no Event of Default”), the Secured Party may exercise its rights in relation to the Collateral under this document and at law. This does not limit the Grantor’s other liabilities to the Secured Party or any of the Secured Party’s other rights against the Grantor or the Collateral.

9.2	Secured Party’s powers on default
If an Event of Default in respect of the Trust is continuing, subject to the Security Trust Deed, the Secured Party may (or if directed by the Voting Secured Creditors, must) do one or more of the following in addition to anything else the law allows the Secured Party to do as secured party:

(a)	sue the Grantor for the Secured Money; and

(b)	appoint one or more Receivers to all or any part of the Collateral or its income; and

(c)	do anything that a Receiver could do under clause 11.4 (“Receiver’s powers”).

9.3	Order of enforcement
The Secured Party may (at the direction of the Voting Secured Creditors) enforce the Security before it enforces other rights or remedies:

(a)	against any other person; or

(b)	under another document, such as another Encumbrance.
If the Secured Party has more than one Encumbrance, it may enforce them in any order it chooses.

10	Exclusion of time periods

10.1	No notice required unless mandatory
Neither the Secured Party nor any Receiver need give the Grantor any notice or demand or allow time to elapse before exercising a right under this document or conferred by law (including a right to sell) unless the notice, demand or lapse of time is required by law and cannot be excluded.

10.2	Mandatory notice period
If the law requires that a period of notice must be given or a lapse of time must occur or be permitted before a right under this document or conferred by law may be exercised, then:

(c)	when a period of notice or lapse of time is mandatory, that period of notice must be given or that lapse of time must occur or be permitted by the Secured Party; or

(d)
when the law provides that a period of notice or lapse of time may be stipulated or fixed by this document, then one day is stipulated and fixed as that period of notice or lapse of time including, if applicable, as the period of notice or lapse of time during which:

(i)
an Event of Default in respect of the Trust must continue before a notice is given or requirement otherwise made for payment of the Secured Money or the observance of other obligations under this document; and

(ii)
a notice or request for payment of the Secured Money or the observance of other obligations under this document must remain not complied with before the Secured Party or a Receiver may exercise rights.

11	Receivers

11.1	Terms of appointment of Receiver
In exercising its power to appoint a Receiver, the Secured Party may:

(e)	appoint a Receiver to all or any part of the Collateral or its income;

(f)	set a Receiver’s remuneration at any figure the Secured Party determines appropriate; and

(g)	remove a Receiver and appoint a new or additional Receiver.

11.2	More than one Receiver
If the Secured Party appoints more than one Receiver, the Secured Party may specify whether they may act individually or jointly.

11.3	Receiver is Grantor’s agent
Any Receiver appointed under this document is the Grantor’s agent unless the Secured Party notifies the Grantor that the Receiver is to act as the Secured Party’s agent. The Grantor is solely responsible for anything done, or not done, by a Receiver and for the Receiver’s remuneration and Costs.

11.4	Receiver’s powers
Unless the terms of appointment restrict a Receiver’s powers, the Receiver may do one or more of the following:

(a)	sell, transfer or otherwise dispose of the Collateral to which it is appointed or any interest in that Collateral; and

(b)	lease or licence the Collateral to which it is appointed or any interest in that Collateral, or deal with any existing lease or licence (including allowing a surrender or variation); and

(c)	take or give up possession of the Collateral to which it is appointed as often as it chooses; and

(d)	sever, remove and sell fixtures attached to the Collateral to which it is appointed; and

(e)	obtain registration of the Collateral in the Secured Party’s or its nominee’s name; and

(f)	do anything else the law allows an owner or a Receiver of the Collateral to which it is appointed to do.

12	Disposal of the Collateral is final
The Grantor agrees that if the Secured Party or a Receiver sells, transfers or otherwise disposes of the Collateral:

(a)
the Grantor will not challenge the acquirer’s right to acquire the Collateral (including on the ground that the Secured Party or the Receiver was not entitled to dispose of the Collateral or that the Grantor did not receive notice of the intended disposal) and the Grantor will not seek to reclaim that property; and

(b)
the person who acquires the Collateral need not check whether the Secured Party or the Receiver has the right to dispose of the Collateral or whether the Secured Party or the Receiver exercises that right properly.

13	Power of attorney

13.1	Appointment
The Grantor irrevocably appoints the Secured Party, each Authorised Officer of the Secured Party, and each Receiver individually as the Grantor’s attorney and agrees to ratify anything an Attorney does under clause 13.2 (“Powers”).

13.2	Powers
If an Event of Default in respect of the Trust is continuing, or the Secured Party reasonably believes that such an Event of Default is continuing, an Attorney may:

(g)
do anything which the Grantor can lawfully authorise an attorney to do in connection with this document or the Collateral, or which the Attorney believes is expedient to give effect to any of the Secured Party’s or a Receiver’s rights (these things may be done in the Grantor’s name or the Attorney’s name, and they include signing and delivering documents, transferring, selling or leasing Collateral, transferring, selling or surrendering any lease, lodging or withdrawing caveats and starting, conducting and defending legal proceedings and sending any instructions, messages or communications by which the Collateral can be transferred or otherwise dealt with); and

(h)	delegate their powers (including this power) and revoke a delegation; and

(i)	exercise their powers even if this involves a conflict of duty or they have a personal interest in doing so.

14	Reinstatement of rights
Under law relating to Insolvency, a person may claim that a transaction (including a payment) in connection with the Secured Money is void or voidable. If a claim is made and upheld, conceded or compromised, then:

(j)	the Secured Party is immediately entitled as against the Grantor to the rights in respect of the Secured Money to which it was entitled immediately before the transaction; and

(k)
on request from the Secured Party, the Grantor agrees to do anything (including signing any document) to restore to the Secured Party any Encumbrance (including the Security) it held from the Grantor immediately before the transaction.

15	Statutory powers and notices

15.1	Exclusion of PPSA provisions
To the extent the law permits:

(a)	for the purposes of sections 115(1) and 115(7) of the PPSA:

(i)	the Secured Party need not comply with sections 95, 118, 121(4), 125, 130, 132(3)(d) or 132(4); and

(ii)	sections 142 and 143 are excluded;

(b)	for the purposes of section 115(7) of the PPSA, the Secured Party need not comply with sections 132 and 137(3);

(c)
if the PPSA is amended after the date of this document to permit the Grantor and the Secured Party to agree to not comply with or to exclude other provisions of the PPSA, the Secured Party may notify the Grantor that any of these provisions is excluded, or that the Secured Party need not comply with any of these provisions as notified to the Grantor by the Secured Party; and

(d)
the Grantor agrees not to exercise its rights to make any request of the Secured Party under section 275 of the PPSA, to authorise the disclosure of any information under that section or to waive any duty of confidence that would otherwise permit non-disclosure under that section.

15.2	Exercise of rights by Secured Party
If the Secured Party exercises a right, power or remedy in connection with this document, that exercise is taken not to be an exercise of a right, power or remedy under the PPSA unless the Secured Party states otherwise at the time of exercise. However, this clause does not apply to a right, power or remedy which can only be exercised under the PPSA.

15.3	No notice required unless mandatory
To the extent the law permits, the Grantor waives:

(a)	its rights to receive any notice that is required by:

(i)	any provision of the PPSA (including a notice of a verification statement); or

(ii)	any other law before a secured party or Receiver exercises a right, power or remedy; and

(b)	any time period that must otherwise lapse under any law before a secured party or Receiver exercises a right, power or remedy.
If the law which requires a period of notice or a lapse of time cannot be excluded, but the law provides that the period of notice or lapse of time may be agreed, that period or lapse is one day or the minimum period the law allows to be agreed (whichever is the longer).
However, nothing in this clause prohibits the Secured Party or any Receiver from giving a notice under the PPSA or any other law.

16	General

16.1	Counterparts
This document may consist of a number of copies, each signed by one or more parties to it. If so, the signed copies are treated as making up the one document.

16.2	Governing law and jurisdiction
This document is governed by the law in force in New South Wales. Each party submits to the non-exclusive jurisdiction of the courts of that place. They waive any right to object to an action being brought in those courts including by claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction.
This clause is for the benefit of the Secured Party only. It does not prevent the Secured Party from bringing an action in any other courts with jurisdiction. To the extent permitted by law, the Secured Party may take concurrent proceedings in any number of jurisdictions.

16.3	Serving documents
Without preventing any other method of service, any document in an action in connection with this document may be served on a party by being delivered to or left at that party’s address for service of notices in accordance with clause 23 of the Security Trust Deed (“Notices and other communications”).

16.4	Directions of Manager
Subject to clause 12.2 (“Trustee must follow Manager’s directions”) of the Master Trust Deed, the Grantor may rely on the directions of the Manager given in accordance with the Management Deed and the Master Trust Deed when exercising rights or complying with obligations under this document.

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16.5	Confidentiality
Each party agrees not to disclose information provided by any other party that is not publicly available (including the existence or contents of any Transaction Document) except:

(a)
to any person in connection with an exercise of rights or a dealing with rights or obligations under this document (including preparatory steps such as negotiating with any potential assignee of the Grantor’s rights or other person who is considering contracting with the Grantor or a Receiver in connection with this document); or

(b)	to officers, employees, legal and other advisers and auditors of the Grantor, the Secured Party or a Receiver; or

(c)	to any party to this document or any Related Entity of any party to this document, provided the recipient agrees to act consistently with this clause 17.5 (“Confidentiality”); or

(d)	with the disclosing party’s consent (not to be unreasonably withheld); or

(e)
any disclosure the disclosing party reasonably believes is required by any law or stock exchange (except that this paragraph does not permit the Secured Party to disclose any information under section 275(4) of the PPSA unless section 275(7) of the PPSA applies).

Each party consents to disclosures made in accordance with this clause 17.5 (“Confidentiality”).
EXECUTED as a deed

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Signing page
DATED:            28 April  2015

SIGNED, SEALED AND DELIVERED by
and

as attorneys for PERPETUAL CORPORATE TRUST LIMITED under power of attorney dated 16 September 2014 in the presence of:

/s/ Eugene Tee

Signature of witness

Eugene Tee
Name of witness
) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )

/s/ Manish Sarat
Manish Sarat
Manager

By executing this document the attorney states that the attorney has received no notice of revocation of the power of attorney

/s/ Hagbarth Strom
Hagbarth Strom
Senior Transaction Manager

By executing this document the attorney states that the attorney has received no notice of revocation of the power of attorney

SIGNED, SEALED AND DELIVERED by and as attorneys for P.T. LIMITED under power of attorney dated 16 September 2014 in the presence of: /s/ Eugene Tee Signature of witness Eugene Tee Name of witness	) ) ) ) ) ) ) ) ) ) ) ) ) ) )

/s/ Manish Sarat
Manish Sarat
Manager

By executing this document the attorney states that the attorney has received no notice of revocation of the power of attorney

/s/ Hagbarth Strom
Hagbarth Strom
Senior Transaction Manager

By executing this document the attorney states that the attorney has received no notice of revocation of the power of attorney

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